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                                                                    EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 of our report dated January 28, 1998 appearing on page F-2 of Aviall, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Dallas, Texas
August 31, 1998